UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2020

Fauquier Bankshares, Inc.

(Exact name of Registrant as Specified in Its Charter)

Virginia	000-25805	54-1288193
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Courthouse Square, Warrenton, Virginia		20186
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (540) 347-2700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Par value $3.13 per share	FBSS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02Results of Operations and Financial Condition.

On January 21, 2020, Fauquier Bankshares, Inc. (the “Company”) issued a press release reporting its fourth quarter 2019 financial results.  A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2020, the board of directors of the Company appointed Chip S. Register, age 63, as Executive Vice President and Chief Operating Officer of the Company, effective January 17, 2020. A copy of the press release announcing his appointment is attached as Exhibit 99.2 to this current report on Form 8-K and is incorporated by reference into this Item 5.02.

Mr. Register has served as Senior Vice President, Chief Administrative Officer and Chief Information Officer of the Company since June, 2016.   From September 2008 to June 2016, Mr. Register served as the Chief Information Officer of the Company.  Prior to joining the Company in 2008, Mr. Register served as Senior Vice President and Chief Information Officer of NetBank, Inc., the parent company of the digital bank NetBank, a mortgage banking and financial services company.  Mr. Register holds a Bachelor of Arts degree in Sociology and is an alumnus of the ABA Stonier Graduate School of Banking at The Wharton School, University of Pennsylvania.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Fauquier Bankshares Press Release announcing Fourth Quarter 2019 Results
99.2	Fauquier Bankshares Press Release announcing the appointment of Chip S. Register, Executive Vice President and COO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fauquier Bankshares, Inc.

Date: January 21, 2020	By:	/s/ Christine E. Headly
Christine E. Headly
Executive Vice President and Chief Financial Officer